SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 23, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
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              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           On February 23, 2004 Hancock Holding Company issued a press release reporting that it approved a regular first quarter 2004 common stock cash dividend of $0.25 per share an increase of $.02 per common share, or 9 percent.  A copy of the press release is filed as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated February 23, 2004, headed "Hancock Holding
                             Company announces 9 percent increase in quarterly
                             dividend"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
February 23, 2004                    George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Paul D. Guichet, Vice President, Investor Relations
                                     800.522.6542 or 228.214.5242
                                     www.hancockbank.com
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                    Hancock Holding Company announces 9 percent increase in quarterly dividend

     GULFPORT,  MS  (February  23,  2004) -  Hancock  Holding  Company  (NASDAQ:  HBHC)  today  announced  that the company's board of directors  approved a regular first quarter 2004 common stock cash dividend of $0.25 per share -
an increase of $.02 per common share, or 9 percent.

     Approved during a special February meeting of the company's board of directors,  the regular  quarterly common stock cash dividend is payable March 15, 2004, to shareholders of record as of March 5, 2004.

     In commenting on Hancock's  increased  level of common  dividends,  Hancock  Holding  Company Chief  Executive
Officer  George A.  Schloegel  stated,  "Hancock  is pleased to announce  this  increase  in the  company's  common dividend because it continues our record of enhancing shareholder value."

     Hancock  increased its common  dividend per share twice in 2003.  The first increase on February 27, 2003, was
$0.01,  or 5 percent,  from $0.20 to $0.21.  The common dividend was also increased on August 14, 2003 by $0.02, or
10 percent, from $0.21 to $0.23.

     Hancock Holding  Company - the parent company of Hancock Bank  Mississippi and Hancock Bank of Louisiana - has
assets of $4.2  billion.  One-hundred-five-year-old  Hancock  Bank ranks  among the top 4.6  percent  of  America's financial  institutions  for financial  strength and  stability,  according to Veribanc,  Inc.,  and has received a
BauerFinancial,  Inc.,  five-star  superior  rating  (the  highest  rating  possible)  for the past 36  consecutive quarters.  Hancock Bank operates 102 full-service  offices and more than 140 automated  teller machines  throughout
South  Mississippi and Louisiana as well as subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock  Insurance
Agency, Hancock Mortgage Corporation, Magna Insurance Company, and Harrison Finance Company.

     Investors  can  access  additional  corporate  information  or  on-line  banking  and  bill  pay  services  at
www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995:  Congress passed the Private
Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'
anticipated  future  financial  performance.  This act provides a safe harbor for such  disclosure,  which protects the companies  from  unwarranted  litigation if actual  results are different from  management  expectations.  This release  contains  forward-looking  statements  and reflects  management's  current  views and  estimates of future economic  circumstances,  industry conditions,  Company performance,  and financial results.  These forward-looking statements  are subject to a number of factors and  uncertainties  which could cause the Company's  actual  results and  experience  to  differ  from the  anticipated  results  and  expectations  expressed  in such  forward-looking statements.

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